Income Taxes	3 Months Ended
Nov. 25, 2017
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
The following table shows the tax expense and the effective tax rate for the thirteen weeks ended November 25, 2017 and November 26, 2016 resulting from operations:

	November 25, 2017	November 26, 2016
	(Successor)	(Predecessor)
Income before income taxes	$16,708	$11,686
Provision for income taxes	$6,490	$4,899
Effective tax rate	38.8%	41.9%

The effective tax rate for the thirteen weeks ended November 25, 2017 is lower than the effective tax rate for the thirteen weeks ended thirteen weeks ended November 26, 2016 by 3.1%, which is primarily driven by a greater pre-tax income combined with lower permanent differences.

Tax Receivable Agreement

Concurrent with the Business Combination, the Company entered into the TRA with the historical shareholders of Atkins. The TRA entered into by the Company in consideration for the Business Combination is valued based on the future expected payments under the terms of the agreement (see Note 3). As more fully described in the TRA, the TRA generally provides for the payment by Simply Good Foods to the Atkins’ selling equity holders for certain federal, state, local and non-U.S. tax benefits deemed realized in post-closing taxable periods by Simply Good Foods, Conyers Park, Atkins and Atkins’ eligible subsidiaries from the use of up to $100 million of the following tax attributes: (i) net operating losses available to be carried forward as of the closing of the Business Combination; (ii) certain deductions generated by the consummation of the business transaction; and (iii) remaining depreciable tax basis from the 2003 acquisition of Atkins Nutritionals, Inc. In addition, Simply Good Foods will pay the Atkins selling equity holders for the use of 75% of up to $7.6 million of alternative minimum tax credit carryforwards. The TRA is contingent consideration and subsequent changes in fair value of the contingent liability will be recognized in earnings. As of November 25, 2017, the estimated fair value of these contingent payments is $26.3 million, which has been recorded as a liability and represents 100% of the value of the recorded tax attributes.
Estimating the amount of payments that may be made under the TRA is by its nature imprecise, insofar as the calculation of amounts payable depends on a variety of factors. The actual increase in tax basis and deductions, as well as the amount and timing of any payments under the TRA, will vary depending upon a number of factors, including:

•
The amount and timing of the Company’s income - The Company is required to pay 100% of the deemed benefits as and when deemed realized. As such, the Company is generally not required to make payments under the TRA until and unless a tax benefit is actually realized on a filed return. Without income against which specified TRA attributes are deductible, the benefit of such deduction is not deemed to be realized, resulting in no payment under the TRA. The utilization of such tax attributes and recognition of benefit against Company income will result in payments under the TRA.

•
The amount and timing of deductions - Similar to the above, the timing of the recognition of deductions and attributes included in the TRA will impact the ultimate timing of payments under the TRA. In turn, the fair value of the TRA payments will fluctuate over time; and

•	Future tax rates of jurisdictions in which the Company has tax liability, including the impact of the Tax Cuts and Jobs Act as more fully described in Note 14, Subsequent Events .

Significant inputs used to preliminarily estimate the future expected payments include a tax savings rate of approximately 37% and an imputed interest rate of approximately 10%. The TRA assumptions will be re-measured for subsequent inputs based on the enacted tax rates under the Tax Cuts and Jobs Act singed into law on December 22, 2017, further discussed within Note 14. TRA fair value inputs related to the fair value disclosures included in Note 6 are the above discount rate, book income projections, timing of expected adjustments to calculate taxable income, and the projected rate of use for attributes defined in the TRA. The TRA fair value requires significant judgment and is considered a level 3 hierarchy assessment.

Payments made under the TRA are generally due within 90 days following the filing of Simply Good Foods U.S. federal and state income tax returns, and may include the tax returns that reflect activity as early as the taxable year ended August 26, 2017. Payments under the TRA will be based on the tax reporting positions that Simply Good Foods will determine. The term of the TRA generally will continue until all applicable tax benefit payments have been made to the seller’s representative under the agreement.

As of November 25, 2017, the undiscounted future expected payments under the TRA are as follows:

(In thousands by fiscal year)	Estimated future payments
2018	$2,812
2019	9,195
2020	5,271
2021	4,075
2022	3,482
2023 and thereafter	15,001
$39,836